Acquisition of Aquila Biolabs GmbH	6 Months Ended
Dec. 31, 2022
Acquisition of Aquila Biolabs GmbH
Acquisition of Aquila Biolabs GmbH

7. Acquisition of Aquila Biolabs GmbH

On April 29, 2021 the Company acquired all the outstanding capital stock of Aquila biolabs GmbH, a German start-up company in Baesweiler, Germany, engaged in the design, production, and sale of bioprocessing systems and products which focus on the control and analysis of bioprocesses in bioreactors and incubation shakers. The acquisition was pursuant to a Stock Purchase Agreement (“SPA”) dated April 28, 2021 with official closing occurring on April 29, 2021 whereby the Company paid an aggregate of $7,880,100 in cash upon closing to the sellers. Aquila’s principal customers are universities, pharmaceutical companies, and industrial companies. The products are sold primarily on a direct basis and to a lesser extent, through distributors.

The acquisition was accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations (“ASC 805”) in which the Company is treated as the accounting acquirer. In accordance with ASC 805, the assets acquired and liabilities assumed have been measured at fair value.

For purposes of measuring the estimated fair value, where applicable, of the assets acquired and liabilities assumed, the guidance in ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) has been applied, which establishes a framework for measuring fair value. In accordance with ASC 820, fair value is an exit price and is defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Under ASC 805, acquisition-related transaction costs and acquisition-related restructuring charges are not included as components of consideration transferred but are accounted for as expenses in the period in which the costs are incurred.

Management of the Company allocated the purchase price based on its valuation of the assets acquired and liabilities assumed as follows:

Fair value of assets acquired	Amount	Useful life
Current assets:
Cash and cash equivalents	$201,100
Accounts Receivable	159,200
Inventory	187,500
Prepaid expenses and other current assets	25,400
Property, plant and equipment	40,200
Deferred tax asset	800,300
Tradename	452,300	6 years
Non-compete agreements	784,500	4 years
IPR&D	742,100	5 years
Customer relationships	252,200	9 years
Patents and other intangibles	286,200	7 years
Total assets acquired	$3,931,000

Fair value of liabilities assumed:

Accounts payable	$(39,300)
Accrued expenses	(90,300)
Other current liabilities	(59,400)
Total liabilities assumed	(189,000)

Total identifiable net assets	3,742,000
Fair value of consideration transferred	7,880,100
Goodwill	$4,138,100

Accounting Periods Presented

Aquila’s fiscal year ended on December 31. Its historical results have been aligned to more closely conform to the Company’s June 30 fiscal year end by taking Aquila’s interim financial results for six months ended December 31, 2020 and the six months ended June 30, 2021. In addition, certain historical Aquila balances have been reclassified to conform to the unaudited pro forma consolidated presentation. There were no transactions between the two companies during the period presented. No pro forma adjustments were made to conform Aquila’s accounting policies which follow Germany’s generally accepted accounting principles (“German GAAP”) to the Company’s accounting principles, as any differences were deemed immaterial.

The following unaudited consolidated pro forma information is as if the acquisition had occurred on July 1, 2020.

Unaudited Consolidated Pro forma information is as follows:	Year Ended June 30, 2021

Revenues	$10,023,200
Net loss	(4,476,500)

Earnings per share:
Basic	$(1.00)
Diluted	(1.00)